Financial Data as of Second Quarter 2024

2 CERTAIN IMPORTANT INFORMATION CAUTION REGARDING FORWARD LOOKING STATEMENTS This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended with respect to the financial condition, liquidity, results of operations, and future performance of the business of First Guaranty Bancshares, Inc. (“First Guaranty,” the “Company” or “FGBI”). These forward-looking statements are intended to be covered by the safe harbor for “forward-looking statements” provided by the Private Securities Litigation Reform Act of 1995. Forward-looking statements are those that are not historical facts. Forward-looking statements include statements with respect to beliefs, plans, objectives, goals, expectations, anticipations, estimates and intentions that are subject to significant risks and uncertainties and are subject to change based on various factors (some of which are beyond our control). Forward-looking statements often include the words “believes,” “expects,” “anticipates,” “estimates,” “forecasts,” “intends,” “plans,” “targets,” “potentially,” “probably,” “projects,” “outlook” or similar expressions or future conditional verbs such as “may,” “will,” “should,” “would” and “could.” We caution you that any such forward-looking statements are not guarantees of future performance and are subject to risks, assumptions and uncertainties that are difficult to predict. These forward-looking statements are subject to a number of factors and uncertainties, including, changes in general economic conditions, either nationally or in our market areas, that are worse than expected; competition among depository and other financial institutions; inflation and changes in the interest rate environment that reduce our margins or reduce the fair value of financial instruments; adverse changes in the securities markets; changes in laws or government regulations or policies affecting financial institutions, including changes in regulatory fees and capital requirements; our ability to enter new markets successfully and capitalize on growth opportunities; our ability to successfully integrate acquired entities; changes in consumer spending, borrowing and savings habits; changes in accounting policies and practices, as may be adopted by the bank regulatory agencies, the Financial Accounting Standards Board, the Securities and Exchange Commission and the Public Company Accounting Oversight Board; changes in our organization, compensation and benefit plans; changes in our financial condition or results of operations that reduce capital available to pay dividends; increases in our provision for loan losses and changes in the financial condition or future prospects of issuers of securities that we own, which could cause our actual results and experience to differ from the anticipated results and expectations, expressed in such forward-looking statements. We undertake no obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise. Although we believe that the expectations reflected in these forward-looking statements are reasonable as of the date made, actual results may prove to be materially different from the results expressed or implied by the forward-looking statements. NON-GAAP FINANCIAL MEASURES Statements included in this presentation include non-GAAP financial measures and should be read along with the accompanying tables under the section titled “Non-GAAP Reconciliations.” The Company uses non-GAAP financial measures to analyze its performance. Management believes that non-GAAP financial measures provide additional useful information that allows readers to evaluate the ongoing performance of the Company and provide meaningful comparison to its peers. Non-GAAP financial measures should not be considered as an alternative to any measure of performance or financial condition as promulgated under GAAP, and investors should consider the Company’s performance and financial condition as reported under GAAP and all other relevant information when assessing the performance or financial condition of the Company. Non-GAAP financial measures have limitations as analytical tools, and investors should not consider them in isolation or as a substitute for analysis of the results or financial condition as reported under GAAP.

FIRST GUARANTY BANCSHARES, INC.

FINANCIAL HIGHLIGHTS

2024 HIGHLIGHTS

- Total assets increased YoY by 11.7% to $3.6 billion
- Total loans increased YoY by 9.4% to $2.8 billion
- QTD net income of $7.2 million
- QTD earnings per common share of $0.53
- Net interest margin decreased by 10 bps to 2.48% in 2Q compared to 2.58% in 1Q.
- Return on average assets of 0.81% for 2Q 2024
- Return on average common equity of 12.16% for 2Q 2024
- Allowance for credit losses totaled $30.3 million, 1.07% of gross loans
- Reserve for unfunded commitments in other liabilities totaled $2.0 million at 06/30/2024.
- Strong liquidity resources on and off-balance sheet.

	For the Years Ended			
In $000s except for per share data	12/31/2021	12/31/2022	12/31/2023	2Q2024
BALANCE SHEET				
Total Assets	$2,878,120	$3,151,347	$3,552,772	$3,615,571
Total Gross Loans	$2,159,359	$2,519,077	$2,748,708	$2,833,350
Total Deposits	$2,596,492	$2,723,792	$3,009,094	$3,043,451
Loans/Deposits	83.16%	92.48%	91.35%	93.10%
CAPITAL				
Common Equity	$190,831	$201,933	$216,573	$222,086
Preferred Equity	$33,058	$33,058	$33,058	$33,058
Total Equity/Assets	7.78%	7.46%	7.03%	7.06%
Tang. Common Equity/Tang. Assets[1]	6.04%	5.89%	5.65%	5.72%
PROFITABILITY MEASURES				
Net Interest Margin	3.44%	3.47%	2.69%	2.48%
Net Interest Income/Average Assets	3.31%	3.35%	2.60%	2.39% *
Non Interest Expense/Average Assets	2.36%	2.38%	2.45%	2.31% *
Efficiency Ratio	63.63%	63.94%	83.62%	56.05%
Cost of funds	1.11%	1.66%	3.90%	4.53%
ROACE	14.06%	13.64%	3.36%	12.16%
Earnings Per Common Share	$ 2.42	$ 2.48	$ 0.62	$ 0.53
Net Income	$27,297	$28,884	$9,219	$7,201
ASSET QUALITY				
NPAs/Total Assets	0.70%	0.47%	1.17%	1.76%
Reserves/Total Loans	1.11%	0.93%	1.13%	1.07%

[1]Non-GAAP measure. See "Certain Important Information – Non-GAAP Financial Measures" on slide 2
Source: Company documents

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LOAN PORTFOLIO

LOAN PORTFOLIO COMPOSITION 06/30/24


Residential Real Estate 21.7%
Non-Farm Non-Residential 41.0%
Commercial Leases 9.5%
Commercial & Industrial 10.6%
C&D 12.5%
Consumer & Other 1.7%
Agriculture & Farm 3.0%

Loan Portfolio Detail

($000s)	2021Y	2022Y	2023Y	2Q2024
Commercial & Industrial	$ 398,391	$ 385,279	$ 334,972	$300,597
Non-Farm Non-Residential	886,407	992,929	1,045,865	1,164,117
Residential Real Estate	354,195	486,115	563,771	617,519
Commercial Leases	246,022	317,574	285,415	269,428
Consumer & Other	48,142	47,864	54,485	47,836
Agriculture & Farm	58,557	63,868	73,538	86,345
C&D	174,334	233,091	399,435	355,216
Total Gross Loans	**$ 2,166,048**	**$ 2,526,720**	**$ 2,757,481**	**$ 2,841,058**
LESS: Unearned Income	6,689	7,643	8,773	7,708
Total Loans	**$ 2,159,359**	**$ 2,519,077**	**$ 2,748,708**	**$ 2,833,350**

Source: Company documents, as June 30, 2024

HIGHLIGHTS

- Loan growth of 9.4% YOY
- 20.4% growth in loan interest income YOY
- Loan yield of 6.81% 2Q 2024 and 6.29% for 2Q 2023
- Loan participation strategy facilitated industry concentration management and efficient use of capital
- Growth in SBA / USDA guaranteed lending
- Commercial leases represent 9.5% of the loan portfolio, providing higher yields and shorter average lives than real estate secured loans
- Oil & Gas related loans made up approximately 3.0% funded and 1.7% unfunded of the total loan portfolio as of June 30, 2024
- Hotel and hospitality portfolio totaled $181.3 million, or 6.4% of the total loan portfolio as of June 30, 2024
    - All hotels flagged by major brands

5

6 173.36% 122.79% 48.60% 0.00% 20.00% 40.00% 60.00% 80.00% 100.00% 120.00% 140.00% 160.00% 180.00% 200.00% 2022 2023 2024 CREDIT SUMMARY Source: Company documents, as of and for the six months ended June 30, 2024 ACL/NONACCRUALS HISTORICAL ASSET QUALITY 0.47% 1.17% 1.76% 0.18% 0.17% 0.76% 0.00% 0.20% 0.40% 0.60% 0.80% 1.00% 1.20% 1.40% 1.60% 1.80% 2.00% 2022 2023 2024 NPAs/Total Assets NCOs/Average Loans NPAs/TOTAL ASSETS & NCOs/AVG LOANS 6/30/202412/31/202312/31/2022(dollars in thousands) $62,325 $25,187 $13,566 NONACCRUAL LOANS $199 $15,287 $1,142 90 DAY LOANS AND GREATER BUT STILL ACCRUING $1,032 $1,250 $113 OREO $63,556 $41,724 $14,821 NONPERFORMING ASSETS $8,768 $3,726 $1,007 QTD Loan Chargeoffs $11,052 $5,953 $6,087 YTD Loan Chargeoffs 1.76%1.17%0.47%NPAs / TOTAL ASSETS 1.72%0.71%0.43%NONACCRUAL LOANS / TOTAL ASSETS 1.07%1.13%0.93%ACL / TOTAL LOANS 18.26%11.63%4.48%TEXAS RATIO

7 Demand ‐ Noninterest 13.4% Demand ‐ Interest49.4% Savings 7.7% Time Deposits 29.5% HIGHLIGHTS  Total YoY deposit growth of 10.0%  New Markets opened • Bridgeport, WV Branch opened 4/17/2024 • Mideast market total deposits of approximately $79.1 million with over 1,000 deposit accounts  Long history of ICS / CDARS expertise. $769.5 million at 6/30/24  Uninsured deposits excluding collateralized public funds estimated at approximately 9.1% of deposits  Continued strong CD demand. Time Deposits YoY up 42.6% as consumers shift funds from liquid deposits DEPOSIT PORTFOLIO Source: Company documents, as of and for the three months ended June 30, 2024 6/30/2024 DEPOSIT MIX ($000) 2021Y 2022Y 2023Y 2Q2024 Demand ‐ Noninterest Bearing $532,578 $524,415 $442,755 $407,607 Demand ‐ Interest Bearing 1,275,544 1,460,259 1,526,628 1,502,703 Savings 201,699 205,760 218,986 234,306 Time Deposits 586,671 533,358 820,725 898,835 Total Deposits $2,596,492 $2,723,792 $3,009,094 $3,043,451 Weighted Average Rate 0.8% 1.2% 3.1% 3.7% Deposit Composition

FIRST GUARANTY BANCSHARES, INC.